UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-103876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29399 U.S. Hwy 19 North, Suite 320

Clearwater, FL 33761

(Address of principal executive offices and Zip Code)

(727) 726-8868

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Election of Directors.

On January 31, 2007, Thomas Harvey was elected to American Land Lease, Inc.’s (“ANL”) Board of Directors. Mr. Harvey was appointed to the Board of Directors’ Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee. In connection with his service on the Board of Directors, Mr. Harvey was granted 1,400 shares of ANL’s Common Stock and will receive standard Board of Directors’ fees of $500 per meeting for attendance at meetings of the Board of Directors and any committee thereof.

Item 7.01.	Regulation FD Disclosure

The information provided in Item 5.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibit is furnished with this report:

EXHIBIT NO.	DESCRIPTION
99.1	American Land Lease Announces Appointment of Tom Harvey to Board of Directors Press Release dated February 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2007	AMERICAN LAND LEASE, INC.

	By:	/s/ Shannon E. Smith
	Name:	Shannon E. Smith
	Title:	Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	American Land Lease Announces Appointment of Tom Harvey to Board of Directors Press Release dated February 3, 2007.

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